UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

PINSTRIPES HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PINSTRIPES HOLDINGS, INC.
1150 Willow Rd.
Northbrook, Illinois 60062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 7, 2024
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of Pinstripes Holdings, Inc. (the “Company,” “we,” “us,” or “our”) will be held on October 7, 2024 at 10:00 AM CDT. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.cstproxy.com/pinstrpes/2024. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 3 of the accompanying proxy statement (the “Proxy Statement”). The purpose of the Meeting is as follows:

(1)	To elect the following two Class I directors, each to serve a three-year term expiring at the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, retirement, disqualification, or removal: Diane Aigotti and Jerry Hyman;
(2)	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending April 27, 2025; and
(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The close of business on August 21, 2024 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be available for any stockholder’s examination during ordinary business hours at our principal executive offices located at 1150 Willow Rd., Northbrook, Illinois 60062, (847) 480-2323.
Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each director nominee listed under proposal 1 and FOR proposal 2.
Your vote is important no matter how large or small your holdings in the Company may be. After reading the enclosed Proxy Statement, you are urged to cast your vote via the Internet or complete, date, sign, and return the proxy card. Please review the instructions on your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.
The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our Form 10-K for the fiscal year ended April 28, 2024 (which is our Annual Report to Stockholders), both of which will be available online at https://www.cstproxy.com/pinstripes/2024 on or about August 28, 2024 and are available on our website at https://investor.pinstripes.com/financials/sec-filings/default.aspx.
By Order of the Board of Directors

/s/ Dale Schwartz

Dale Schwartz
Chairperson of the Board and Chief Executive Officer

Northbrook, Illinois
August 23, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 7, 2024
The Notice of Annual Meeting of Stockholders, the Proxy Statement, and our 2024 Annual Report on Form 10-K are available on our website at https://investor.pinstripes.com/financials/sec-filings/default.aspx. Additionally, in accordance with Securities and Exchange Commission rules, you may access our proxy materials at https://www.cstproxy.com/pinstripes/2024.
I M P O R T A N T
You are cordially invited to attend the Meeting virtually. After reading the enclosed Proxy Statement, please cast your vote via the Internet or complete, date, sign, and return the proxy card as promptly as possible in order to ensure your representation at the Meeting. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, bank, or other nominee. In most instances, beneficial owners will be able to do this over the Internet, by telephone, or by mail. Please review the instructions on your voting options described in the enclosed proxy statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. Even if you have voted by proxy, you may still vote virtually if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain a proxy card issued in your name from that intermediary. Thirty-three and a third percent (33 1/3%) of the voting power of the Company’s outstanding shares of capital stock must be represented at the Meeting, either virtually or by proxy, to constitute a quorum.

PINSTRIPES HOLDINGS, INC.
1150 Willow Rd.
Northbrook, Illinois 60062
PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 7, 2024 at 10:00AM CDT
Unless the context otherwise requires, any reference in this proxy statement (this “Proxy Statement”) to the “Company,” “we,” “us,” “our,” or “Pinstripes” refers to Pinstripes, Inc. and its consolidated subsidiaries prior to the consummation of the Business Combination (as defined below) and to Pinstripes Holdings, Inc. and its consolidated subsidiaries after the consummation of the Business Combination. References to the "Board" in this proxy statement refers to the Board of Directors of Pinstripes, Inc. prior to the Business Combination and to the Board of Directors of Pinstripes Holdings, Inc. after the consummation of the Business Combination.
THE BUSINESS COMBINATION
On December 29, 2023, the Company consummated the previously announced business combination pursuant to the Business Combination Agreement, dated as of June 22, 2023 (as amended and restated as of September 26, 2023 and November 22, 2023, the “Business Combination Agreement”), by and among Banyan Acquisition Corporation, a Delaware corporation (“Banyan”), Panther Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Banyan, and Pinstripes, Inc., a Delaware corporation. The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.” In connection with the Business Combination, among other things, Banyan was renamed “Pinstripes Holdings, Inc.” This is the Company’s first annual meeting of stockholders following the Business Combination.
GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Pinstripes Holdings, Inc. for use at the annual meeting of stockholders (the “Meeting” or the “2024 Annual Meeting”) of the Company to be held on October 7, 2024 at 10:00AM CDT. We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. We believe that hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. You may attend, vote, and submit questions during the Meeting via the Internet at www.cstproxy.com/pinstrpes/2024. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. The virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting https://www.cstproxy.com/pinstripes/2024 and logging in with their control number. We encourage you to log on in advance and submit any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.cstproxy.com/pinstripes/2024 a few minutes before the scheduled meeting time on October 7, 2024 to ensure you are logged in when the Meeting starts. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 3 of this Proxy Statement. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about August 23, 2024.
Only stockholders of record at the close of business on August 21, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 50,917,785 shares of the Company's common stock were issued and outstanding, which consist of 40,087,785 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), 3,415,000 shares of the Company’s Series B-1 common stock, par value $0.0001 per share (the “Series B-1 Common Stock”), 3,415,000 shares of the Company’s Series B-2 common stock, par value $0.0001 per share (the “Series B-2 Common Stock”), and 4,000,000 shares of the Company’s Series B-3 common stock, par value $0.0001 per share (the “Series B-3 Common Stock” and, together with the Series B-1 Common Stock and the Series B-2 Common Stock, the “Class B Common Stock” and, together with the Class A Common Stock, the Series B-1 Common Stock and the Series B-2 Common Stock, the "Common Stock"). Holders of our Common Stock vote together as a single class. At the close of business on the Record Date, our Class A Common Stock was held by 187 holders of record, our Series B-1 Common Stock was held by 206 holders of record, our Series B-2 Common Stock was held by 206 holders of record and our Series B-3 Common Stock was held by 175 holders of record. Shares cannot be voted at the Meeting unless the holder thereof as of the Record Date is present or represented by proxy. The presence, virtually or by proxy, of the holders of shares of outstanding capital stock of the Company representing not less than thirty-three and a third percent (33 1/3%) of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Meeting as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.
Our Board has selected Dale Schwartz and Anthony Querciagrossa to serve as the holders of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by Messrs. Schwartz and Querciagrossa in accordance with the directions indicated on the proxy card. If you submit your proxy card without giving specific instructions, Messrs. Schwartz and Querciagrossa will vote your shares “FOR” the proposals being presented at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting, but we currently know of no other business to be presented at the Meeting.
Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may submit a later-dated proxy on the Internet or complete and submit a new proxy card, but it must bear a later date than the original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.
We are paying the cost of soliciting the proxies. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING
Q.    WHEN IS THE MEETING?
A.    October 7, 2024 at 10:00AM CDT.
Q.    WHERE WILL THE MEETING BE HELD?
A.    We have adopted a completely virtual format for our Meeting to provide a convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.cstproxy.com/pinstrpes/2024. We will be holding a virtual-only meeting this year for a few reasons. First, we value innovation and we welcome the expanded access, improved communication, and cost savings for our stockholders and the Company afforded by the virtual format. We believe that hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting https://www.cstproxy.com/pinstripes/2024 and logging in with their control number. We encourage you to log on in advance and submit any questions you may have, which we will try to answer during the Meeting. We recommend that you log in to the Meeting at www.cstproxy.com/pinstripes/2024 a few minutes before the scheduled meeting time on October 7, 2024 to ensure you are logged in when the Meeting starts.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Meeting website. If you encounter any difficulties accessing the Meeting, please call the technical support number that will be posted on the Meeting webpage.
Q.    WILL THERE BE A Q&A SESSION DURING THE MEETING?
A.    As part of the Meeting, we will hold a live Q&A session during which we intend to answer questions submitted online during or prior to the Meeting that are pertinent to the Company and the Meeting matters, as time permits. Only stockholders that have accessed the Meeting as a stockholder will be permitted to submit questions during the Meeting. If you have questions, you may type them into the dialog box provided at any point during the Meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Meeting;
•which would require disclosure of material non-public information of the Company, including the status or results of our business since our last earnings release;
•related to any pending, threatened, or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two-question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Meeting as determined by the Chair or Secretary in his reasonable judgment.

Q.    WHY AM I RECEIVING THESE PROXY MATERIALS?
A.    As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended April 28, 2024 (the “Annual Report”) available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet or by mail is first being mailed to all stockholders of record entitled to vote at the 2024 Annual Meeting on or about August 23, 2024. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the 2024 Annual Meeting. You are invited to virtually attend the 2024 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions in the Notice of Internet Availability of Proxy Materials to vote by Internet or by mail.
Q.    WHO IS ENTITLED TO VOTE AT THE MEETING?
A.    Only stockholders who owned shares of our capital stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting and at any postponements or adjournments thereof. At the close of business on the Record Date, 50,917,785 shares of the Company's Common Stock were issued and outstanding. At the close of business on the Record Date, the Class A Common Stock was held by 187 holders of record, our Series B-1 Common Stock was held by 206 holders of record, our Series B-2 Common Stock was held by 206 holders of record and our Series B-3 Common Stock was held by 175 holders of record.
Holders of shares of Common Stock are entitled to one vote for each such share on each matter properly submitted to the stockholders of the Common Stock on which the holders of the shares of Common Stock are entitled to vote. The holders of Common Stock shall vote together as a single class on all matters on which the holders of the shares of Common Stock are entitled to vote.
Q.    HOW MANY SHARES MUST BE PRESENT TO CONDUCT BUSINESS?
A.    The presence at the Meeting, virtually or by proxy, of the holders of shares of outstanding capital stock of the Company representing not less than thirty-three and a third percent (33 1/3%) of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Meeting as of the close of business on the Record Date will constitute a quorum. At the close of business on the Record Date, 50,917,785 shares of the Company's Common Stock were issued and outstanding, which means 16,972,595 of the voting power of all outstanding shares of capital stock must be present, virtually or by proxy. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof. Abstentions and broker non-votes will be counted towards the quorum requirement.
Q.    WHAT WILL BE VOTED ON AT THE MEETING?
A.    The following chart sets forth the proposals scheduled for a vote at the 2024 Annual Meeting and the vote required for such proposals to be approved:

PROPOSAL	VOTES REQUIRED	VOTING OPTIONS	BOARD RECOMMENDATION
Proposal 1: To elect the following two Class I directors, each to serve a three-year term expiring at the 2027 annual meeting of stockholders or until his or her respective successors are duly elected and qualified, subject to prior death, resignation, retirement, disqualification, or removal: Diane Aigotti and Jerry Hyman.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such directors will be re-elected to our Board, provided that a quorum is present at the Meeting.
Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.
		“FOR ALL”, or “WITHHOLD ALL”, or “FOR ALL EXCEPT”	“FOR” the nominated slate of directors
Proposal 2: To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending April 27, 2025.
Approval requires a majority of the votes cast whether in person or by proxy.
Abstentions and broker non-votes, if any, will have the same effect as a vote "Against" the proposal. We do not currently expect any broker non-votes on Proposal 2. If you submit your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.
		“FOR”, or “AGAINST”, or “ABSTAIN”	“FOR”

Q.    WHAT SHARES CAN I VOTE AT THE MEETING?
A.    You may vote all of your shares of Common Stock owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.
Q.    WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
A.    Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote virtually at the 2024 Annual Meeting and to vote by proxy. Whether or not you plan to attend the 2024 Annual Meeting, we urge you to vote by Internet or by mail to ensure your vote is counted. You may still attend the 2024 Annual Meeting and vote virtually if you have already voted by proxy.
Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you by or on behalf of that organization. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote on your behalf and are also invited to attend the 2024 Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the 2024 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares, giving you the right to vote the shares at the 2024 Annual Meeting. If this applies to you, your broker, bank, or other nominee will have enclosed or provided voting instructions for you to use in directing the broker, bank, or other nominee how to vote your shares.
Q.    HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?
A.    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy, by Internet or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available in the Notice of Internet Availability of Proxy Materials and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2024 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, bank, or other nominee. In most instances, beneficial owners will be able to do this over the Internet, by telephone, or by mail.

Q.    HOW CAN I VOTE MY SHARES AT THE MEETING?
A.    Stockholders who attend the virtual 2024 Annual Meeting should follow the instructions at www.cstproxy.com/pinstrpes/2024 to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes.
Q.    HOW DO I ATTEND THE VIRTUAL 2024 ANNUAL MEETING?
A.    You may attend the 2024 Annual Meeting online, including to vote and/or submit questions during the Meeting, by logging in at www.cstproxy.com/pinstrpes/2024. The 2024 Annual Meeting will begin at approximately 10:00AM CDT, with log-in beginning at 10:00 am CDT, on October 7, 2024.
Q.    HOW DO I GAIN ADMISSION TO THE VIRTUAL 2024 ANNUAL MEETING?
A.    You are entitled to participate in the virtual 2024 Annual Meeting only if you were a stockholder of record who owned shares of the Company’s Common Stock at the close of business on August 21, 2024, the Record Date. To attend online and participate in the 2024 Annual Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log in to www.cstproxy.com/pinstrpes/2024. Beneficial owners who do not have a control number may gain access to the Meeting by obtaining a proxy issued in your name from that intermediary. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.
We encourage you to access the Meeting prior to the start time. Please allow time for online check-in, which will begin at 10:00 am CDT. If you have difficulties during the check-in time or during the Meeting, please call technical support at 1-917-262-2373.
Stockholders have multiple opportunities to submit questions to the Company for the 2024 Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at www.cstproxy.com/pinstrpes/2024. See “Will there be a Q&A session during the Meeting?” for information about how the Q&A session at the Meeting will be conducted.
Q.    HOW ARE MY SHARES VOTED?
A.    If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you submit your proxy card without giving any specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all nominees identified in Proposal 1 and “FOR” Proposal 2) and in the discretion of the proxy holder on any other matters that properly come before the Meeting.

Q.    WHAT IS A “BROKER NON-VOTE”?
A.    A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.
We believe that Proposal 1 is considered a non-routine matter under applicable rules. Accordingly, brokers or other nominees cannot vote on this proposal without instructions from beneficial owners.
We believe that, under applicable rules, Proposal 2 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 2.
Only votes “FOR” will affect the outcome of the vote on Proposal 1. As such, broker non-votes will not affect the outcome of the vote on Proposal 1.
Q.    HOW ARE ABSTENTIONS COUNTED?
A.    If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.
With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will have no effect on its outcome.
With regard to Proposal 2, abstentions have the same effect as a vote "Against" the proposal.
Q.    ARE DISSENTERS’ RIGHTS AVAILABLE WITH RESPECT TO ANY OF THE PROPOSALS TO BE VOTED ON AT THE MEETING?
A.    Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.
Q.    WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?
A.    If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.
Q.    CAN I CHANGE MY MIND AFTER I RETURN MY PROXY?
A.    Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date by mail or by Internet, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with your bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.
Q.    WHO IS SOLICITING MY VOTE AND WHO IS PAYING THE COSTS?
A.    Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable.

Q.    IS THERE A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING?
A.    The names of stockholders entitled to vote at the Meeting will be available during ordinary business hours for at least 10 days prior to the Meeting at our principal executive offices at Pinstripes Holdings, Inc., 1150 Willow Rd., Northbrook, Illinois 60062, by contacting our Chief Financial Officer.
Q.    HOW CAN I FIND OUT THE RESULTS OF THE VOTING?
A.    We intend to announce preliminary voting results at the Meeting and publish the final results in a Current Report on Form 8-K within four business days following the Meeting.
Q.    WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?
A.    If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact our Investor Relations department at our principal executive offices as follows:
Investor Relations
Pinstripes Holdings, Inc.
1150 Willow Rd.
Northbrook, Illinois 60062
332-242-4370
Email: investor@pinstripes.com

PROPOSAL 1

ELECTION OF DIRECTORS
NOMINATION OF DIRECTORS
The Nominating, Corporate Governance and Sustainability Committee of the Board (the “Governance Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Governance Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Governance Committee believes that candidates for director should have certain minimum qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, and an ability to work collegially. In evaluating director nominees, the Governance Committee considers the following factors:
(1)    The appropriate size of the Board;
(2)    The Company’s needs with respect to the particular talents and experience of its directors; and
(3)    The knowledge, skills, and experience of nominees, including experience in technology, business, finance, hospitality, entertainment, administration, and/or public service.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance Committee also considers such other factors as it deems to be in the Company’s and its stockholders’ best interests, such as the independence requirements for board and committee membership under the New York Stock Exchange (the “NYSE”) listing standards, the requirements for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules, and diversity, which is broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, including gender, race and ethnicity differences, as well as other differentiating characteristics. The Board and the Governance Committee assess the effectiveness of the Board’s diversity efforts as part of the annual Board evaluation process. The Governance Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.
Pursuant to a Director Designation Agreement, dated December 29, 2023, by and between the Company and Mr. Schwartz (the “Director Designation Agreement”), Mr. Schwartz was granted certain rights to designate directors to be nominated for election by holders of our Common Stock. For so long as certain criteria in the Director Designation Agreement are satisfied, Mr. Schwartz has the right to designate up to four (4) directors to the Board. Mr. Schwartz named Diane Aigotti as his director designee in Class I, Larry Kadis as his director designee in Class II, and Mr. Schwartz himself and Jack Greenberg as his director designees in Class III, representing a majority of the Board. Pursuant to letter agreements between Mr. Schwartz and each of his board designees, each designee has agreed to tender his or her resignation upon such request from Mr. Schwartz. Further, Mr. Schwartz has the right to designate a majority of the members of each committee of the Board for so long as Mr. Schwartz has the ability to designate at least four (4) individuals for nomination to the Board. At all other times that Mr. Schwartz has the ability to designate at least one (1) individual for nomination to the Board, Mr. Schwartz has the ability to designate at least one-third (1/3), but in no event fewer than one (1), of the members of each committee. The Governance Committee recommends to the Board the nominees for election to the Board at each annual meeting subject to the provisions of the Director Designation Agreement and/or any other contractual obligations of the Company in respect of the appointment and/or nomination of members of the Board and/or committees thereof. See “Certain Relationships and Related Transactions, and Director Independence—Related Person Transactions in Connection with the Business Combination—Director Designation Agreement.”
The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Governance Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. The Governance Committee identifies the desired skills and experience of a new nominee and then uses its network and external resources to solicit and compile a list of eligible candidates.
The Governance Committee will consider stockholder recommendations of nominees for director to the Board that are properly submitted by a stockholder in accordance with the advance notice provisions in our Bylaws. Stockholders wishing to recommend a candidate may do so by sending a written notice to Pinstripes Holdings, Inc., 1150 Willow Rd., Northbrook, Illinois 60062, Secretary, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate. See “Stockholders’ Proposals” for further information on proposing candidates for nomination to our Board.

Other than the Director Designation Agreement, there are no arrangements or understandings to our knowledge between any of our directors, nominees for directors, or officers and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
The Board currently consists of seven directors and is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term, except that the Class I directors were appointed to an initial one-year term (and three-year terms subsequently), the Class II directors were appointed to an initial two-year term (and three-year terms subsequently), and the Class III directors were appointed to an initial three-year term (and three-year terms subsequently). Directors in Class I will stand for election at the Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2025 and 2026, respectively. The Governance Committee has recommended that, and the Board has nominated, each of the two Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, retirement, disqualification, or removal.

NOMINEES TO OUR BOARD OF DIRECTORS

NAME	AGE	POSITION
Diane Aigotti(1)	59	Independent Director
Jerry Hyman	68	Independent Director
(1) Ms. Aigotti was appointed to the Board pursuant to the terms of the Director Designation Agreement.

Diane Aigotti
Diane Aigotti has served as a member of the Board since December 2023. Ms. Aigotti served as Executive Vice President, Managing Director, and Chief Financial Officer of Ryan Specialty Group, LLC (“Ryan Specialty Group”), a global insurance services organization, from January 2010 to March 2021. Prior to joining Ryan Specialty Group, Ms. Aigotti served as Senior Vice President, Chief Risk Officer, and Treasurer of Aon plc (f/k/a Aon Corp.) from 2000 to 2008. Earlier in her career, she served as the Vice President of Finance at The University of Chicago Hospitals and Health System from 1998 to 2000 and as Budget Director for the City of Chicago from 1995 to 1997. Since 2021, she has served on the board of OneDigital Health and Benefits, Inc., which provides consulting and technology solutions to employers for their employees’ health and welfare benefits, and since 2017, she has served on the board and as Audit Committee Chair of GATX Corporation (NYSE: GATX), a global railcar lessor. Ms. Aigotti holds a Bachelors of Arts degree in economics and political science from St. Mary’s College and a Masters of Business Administration degree from the University of Notre Dame.

We believe that Ms. Aigotti is qualified to serve on the Board because of her extensive financial expertise, including regarding capital markets transactions, financial reporting, and internal controls as well as her substantial expertise in key areas such as financial planning and reporting, operations, risk management, treasury management, mergers and acquisitions, information technology, and tax regulatory compliance.

Jerry Hyman
Jerry Hyman has served as a member of the Board since December 2023 and served as the Chairman of Banyan from its inception in March 2021 to December 2023. Mr. Hyman is a food service industry veteran who has previously served in various roles with TriMark USA, one of the country's largest full-service providers of equipment, supplies, and design services to the food service industry, including as Vice Chairman from June 2022 to December 2023, Chairman from 2020 to June 2022, and as Chief Executive Officer from 2003 to January 2020. Mr. Hyman joined the business that became TriMark USA in 1981. In addition, from 2008 until January 2020, Mr. Hyman served as President and member of the board of directors of NexGen Procurement Corp., a unique industry buying group. Mr. Hyman has also served as a Director of Delorios Foods since 2019. Mr. Hyman holds a Bachelor of Arts in psychology from Cornell University.

We believe that Mr. Hyman is qualified to serve on the Board because of his public company experience and experience as a food service industry executive, including 17 years as Chief Executive Officer of TriMark USA.

CONTINUING DIRECTORS

NAME	AGE	POSITION
Class II Directors:
Larry Kadis(1)	75	Independent Director
George Koutsogiorgas	70	Independent Director
Class III Directors:
Dale Schwartz(2)	63	Chairperson of the Board and Chief Executive Officer
Daniel P. Goldberg, MD(3)	63	Independent Director
Jack Greenberg(4)	81	Independent Director
(1) Mr. Kadis was appointed to the Board pursuant to the terms of the Director Designation Agreement. He also served on the Board of Pinstripes prior to the Business Combination.
(2) Mr. Schwartz was appointed to the Board pursuant to the terms of the Director Designation Agreement. He also served on the Board of Pinstripes prior to the Business Combination.
(3) Dr. Goldberg also served on the Board of Pinstripes prior to the Business Combination.
(4) Mr. Greenberg was appointed to the Board pursuant to the terms of the Director Designation Agreement. He also served on the Board of Pinstripes prior to the Business Combination.

Larry Kadis
Larry Kadis has served as a member of the Board since 2008. Mr. Kadis is also the Chief Executive Officer of Federal Equipment Company (“FEC”), a global leader in supplying, processing, and packaging equipment to the pharmaceutical and chemical industries, having been with FEC since 1971. Mr. Kadis has served on the boards of, and has held leadership positions at, numerous non-profit organizations, including the Jewish Federation of Cleveland, ORT America, a global education network, where he served as its President from 2016 until 2020, and World ORT, where he served on the board of directors from 2014 until 2020. Mr. Kadis attended the University of Cincinnati and is an alumnus of the Wexner Heritage Program.

We believe that Mr. Kadis is qualified to serve on the Board because of his executive leadership experience, board experience, and substantive knowledge of the Pinstripes brand.

George Koutsogiorgas
George Koutsogiorgas has served as a member of the Board since 2008. Mr. Koutsogiorgas is the President and Chief Executive Officer of VPC Pizza Operating Corp., the parent company of Giordano’s, a national operator and franchisor of a pizza-centric restaurant group with 65 restaurants in nine states. Mr. Koutsogiorgas was appointed President and Chief Executive Officer of VPC Pizza Operating Corp. in November 2011, when Victory Park Capital Advisors, a Chicago-based private equity company, acquired Giordano’s. Previously, between 2005 and 2011, Mr. Koutsogiorgas served as President and Chief Operating Officer of Go Roma, a fast casual restaurant group which he had co-founded and later sold to GESD Capital Partners, LLC, a San Francisco-based private equity company. During the same time, he also served as President and Chief Operating Officer of Austin Entertainment Center, LLC, a family entertainment company in the portfolio of companies controlled by GESD Capital Partners, LLC. From 1996 to 2005, Mr. Koutsogiorgas served in various executive positions, including Vice President of Operations and Chief People Officer for Maggiano’s Little Italy, a restaurant group which is owned by Brinker International, a Dallas-based, publicly owned corporation, that is also the owner of Chili’s Grill and Bar. Between 1990 and 1996, Mr. Koutsogiorgas served in leadership positions at Lettuce Entertain You Enterprises, a Chicago-based, privately owned multi-concept restaurant group. He was instrumental in the development of two successful restaurant concepts, Papagus Greek Taverna, and Maggiano’s Little Italy. In April of 1994, Mr. Koutsogiorgas was appointed Managing Partner and Vice President of Operations by the board of directors of Lettuce Entertain You Enterprises, and two years later, in 1996, when the company sold Maggiano’s Little Italy to Brinker International, Mr. Koutsogiorgas transitioned to a senior executive position with the new parent of Maggiano’s Little Italy.
Mr. Koutsogiorgas holds a Bachelor of Arts degree from the University of Athens, in Greece. He continued his studies in Political Science and Public Administration at Southern Methodist University (SMU), in Dallas, Texas, where he graduated with a Master of Arts degree.

We believe that Mr. Koutsogiorgas is qualified to serve on the Board because of his vast experience in the hospitality sector, coupled with his astute leadership skills and board member experience.
Dale Schwartz
Dale Schwartz founded Pinstripes in 2006 and has served as Pinstripes’ Chief Executive Officer since inception and Chairperson of the Board since inception. From 2000 until 2006, Mr. Schwartz was a co-founder and Co-Chief Executive Officer of Pharmaca Integrative Pharmacy, Inc., a natural pharmacy retailer. From 1997 to 2000, Mr. Schwartz served as Chief Executive Officer of Infigen, Inc., a private biotechnology company developing its proprietary nuclear transfer/cloning and genomic technologies. From 1991 to 1996, he served as Chief Financial Officer of Ribozyme Pharmaceuticals, Inc., a biotechnology company commercializing its Nobel Prize-winning genetic engineering technology. From 1987 to 1990, Mr. Schwartz was a Principal with Odyssey Partners, L.P., a private limited partnership engaged in leveraged buyouts, venture capital, and recapitalizations. From 1983 to 1985, he was an Analyst in Morgan Stanley’s Mergers & Acquisitions group, and from 1979 to 1988, he held the role of founder and President of D&J Sealcoating, Inc., an asphalt sealcoating company. Mr. Schwartz received a Bachelor of Arts degree from Colgate University and a Master of Business Administration degree from Harvard Business School.

We believe that Mr. Schwartz is qualified to serve on the Board because of his role as founder and Chief Executive Officer of Pinstripes and because of his leadership and finance experience, including with other companies he founded prior to founding Pinstripes.

Daniel P. Goldberg, M.D.
Dr. Daniel P. Goldberg has served as a member of the Board since inception. Dr. Goldberg is a retired board-certified plastic and reconstructive surgeon. Following his retirement, Dr. Goldberg has been involved in private investing, focusing on small, burgeoning medical and non-medical companies. Dr. Goldberg is the founder of the Hurlingham Clinic for Plastic Surgery in London, where he served as Director and Surgeon-in-Chief from 1998 until the clinic was sold in 2006. Prior to this role, Dr. Goldberg served as Assistant Professor of Surgery at Case Western Reserve University, Staff Surgeon at University Hospitals in Cleveland, and Chief of Plastic Surgery at the Veterans Administration Hospital of Cleveland from 1995 to 1998. He also serves as an Adviser and a Director on the board of Landsdowne Labs since 2018. Dr. Goldberg is a Fellow of the American Board of Plastic Surgery and holds a Bachelor of Science degree from Northwestern University, a Doctorate of Medicine from Northwestern University’s Feinberg School of Medicine, and is a graduate of the Harvard Business School.

We believe that Dr. Goldberg is qualified to serve on the Board because of his expansive management and business experience, along with his deep knowledge of the Pinstripes brand, culture, and company.

Jack Greenberg
Jack Greenberg has served as a member of the Board since 2008. Mr. Greenberg is the former Chairman and Chief Executive Officer of McDonald’s Corporation (NYSE: MCD) (“McDonald's"), a publicly traded global food service retailer, having served as McDonald’s Chairman from May 1999 and its Chief Executive Officer from August 1998, in each case until his retirement in 2002, as well as Vice Chairman from 1991 until 2006, President of McDonald’s USA from 1996 until 1998, and Executive Vice President and Chief Financial Officer from 1982 to 1996. Mr. Greenberg also previously served on the board of InnerWorkings, Inc., a publicly traded company that procured, managed, and delivered printed products, from October 2005 until its acquisition in October 2020, including service as Chairman of the Board from June 2010 to April 2018 and from September 2018 until October 2020. Mr. Greenberg also previously served on the boards of IQVIA from 2016 until April 2019 and Quintiles Corporation from 2002 to 2016, and held the role of Chairman in 2016, was Chairman of The Western Union Company from 2000 until his retirement in 2017, and served as a Director of The Allstate Corporation and of Hasbro, Inc. from 2000 until 2015 and as a Director of Manpower, Inc. from 2003 until 2014. Before joining McDonald’s in 1982, Mr. Greenberg was a Partner and Director of Tax Services for both the Midwest Region and Chicago office of Arthur Young & Company, and served on the firm’s management committee. From 1996 until the present, Mr. Greenberg has served on the board of the Field Museum, a natural history museum in Chicago, IL. Mr. Greenberg also serves on the board of the Institute of International Education, a nonprofit organization that focuses on international education and exchange programs, and has held this role since 2003. He also has served as a Director on the board of trustees at DePaul University since 1978. From 2003 until 2013, he served on the Executive Committee of the Chicago Community Trust, a philanthropic organization that aims to address critical needs in the Chicago area.
Mr. Greenberg is a member of the American Institute of Certified Public Accountants, the Illinois CPA Society, and the Chicago Bar Association. Mr. Greenberg’s civic involvement includes service on the board of DePaul University, where he previously served as Chairman of the Institute of International Education. Mr. Greenberg is a graduate of DePaul University’s School of Commerce and School of Law.

We believe that Mr. Greenberg is qualified to serve on the Board because of his extensive management experience, food industry experience, and significant public company experience, each of which, along with being a certified public accountant and an attorney, provide additional value and perspective to the Board.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD
Directors are elected by a plurality of the votes cast at the Meeting. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card, and assuming each of those persons receives at least one vote, all such directors will be re-elected to our Board, provided that a quorum is present at the Meeting. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.
Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES UNDER PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board (the “Audit Committee”) has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending April 27, 2025, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the 2025 annual meeting of stockholders.
The Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers the proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If our stockholders do not ratify this selection, the Board will reconsider its selection of Grant Thornton and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
E&Y audited Pinstripes' consolidated financial statements for the fiscal years ended April 30, 2023 and April 24, 2022. Grant Thornton audited Pinstripes' consolidated financial statements for the fiscal year ended April 28, 2024. We expect representatives from Grant Thornton to be present at the Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
The following table summarizes the fees billed to us by Grant Thornton for the fiscal year ended April 28, 2024. All fees described below were pre-approved by the Audit Committee:

FEE CATEGORY	2024	2023
Audit Fees(1)	$414	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
(1) Audit fees consist of amounts billed for professional services for audit and quarterly reviews of our financial statements, and other statutory and regulatory filings.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On January 3, 2024, the Audit Committee approved the engagement of Grant Thornton as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements effective immediately following the closing of the Business Combination. Accordingly, Marcum LLP ("Marcum"), Banyan’s independent registered public accounting firm prior to the Business Combination, was informed on January 3, 2024 that it was dismissed and replaced by Grant Thornton as the Company’s independent registered public accounting firm.
Marcum’s report on Banyan’s financial statements as of December 31, 2022 and 2021 and for the year ended December 31, 2022 and for the period from March 10, 2021 (inception) through December 31, 2021, and the related notes to the financial statements (collectively, the “Banyan financial statements”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report included an explanatory paragraph as to Banyan’s ability to continue as a going concern.
During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through December 29, 2023, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures, or audit scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in Banyan’s internal control over financial reporting related to the accrual of legal fees, described in Banyan’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.
We previously provided Marcum with a copy of the disclosures regarding its dismissal reproduced in this Proxy Statement and received a letter from Marcum addressed to the SEC stating that it agreed with the above statements. The letter was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on January 5, 2024.
During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through January 4, 2024, the Company did not consult Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Banyan financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
In connection with the appointment of Grant Thornton as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements effective immediately following the closing of the Business Combination, Ernst & Young LLP ("E&Y"), Pinstripes’ independent registered public accounting firm prior to the Business Combination, was informed on January 3, 2024 that it was dismissed as Pinstripes’ independent registered public accounting firm.
E&Y’s report on Pinstripes’ consolidated financial statements as of April 30, 2023 and April 24, 2022 and for each of the three years in the period ended April 30, 2023, and the related notes to the consolidated financial statements (collectively, the “Pinstripes financial statements”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended April 30, 2023 and April 24, 2022, and the subsequent interim period through January 3, 2024, there were no: (i) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to E&Y’s satisfaction would have caused E&Y to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in Pinstripes’ internal control over financial reporting related to (A) Pinstripes’ financial statement close process, (B) Pinstripes’ lease accounting processes, and (C) the maintenance and accuracy of Pinstripes outstanding equity information and accounting for stock based compensation, all as described in the Registration Statement on Form S-4 initially filed by Banyan on September 11, 2023, and as subsequently amended.
We previously provided E&Y with a copy of the disclosures regarding its dismissal reproduced in this Proxy Statement and received a letter from E&Y addressed to the SEC stating that it agreed with the above statements. The letter was filed as Exhibit 16.2 to our Current Report on Form 8-K filed with the SEC on January 5, 2024.
During the fiscal years ended April 30, 2023 and April 24, 2022, and the subsequent interim period through January 4, 2024, the Company did not consult Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Pinstripes financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services, and has adopted a procedure for pre-approval of all such fees. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm. The Audit Committee will not pre-approve any non-audit services that are prohibited under applicable law or that the Audit Committee determines will impair the independence of the independent registered public accounting firm. The Audit Committee may delegate the authority to grant pre-approvals for services with fees anticipated to be less than $50,000 to one or more designated Audit Committee members, provided that such services are reported to the full Audit Committee at its next scheduled meeting.
All fees that were incurred in fiscal year 2024 were pre-approved by the Audit Committee.
VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

Approval of this proposal requires a majority of the votes cast, whether in person or by proxy.
Abstentions and broker non-votes, if any, will have the same effect as a vote "Against" Proposal 2. We do not currently expect any broker non-votes on Proposal 2. If you submit your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 27, 2025.

BOARD MATTERS AND CORPORATE GOVERNANCE
BOARD AND STOCKHOLDER MEETINGS AND ATTENDANCE
The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.
The Board currently consists of seven directors and is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term or until their respective successors are duly elected and qualified, subject to prior death, resignation, retirement, disqualification, or removal, except that the Class I directors were appointed to an initial one-year term (and three-year terms subsequently), the Class II directors were appointed to an initial two-year term (and three-year terms subsequently), and the Class III directors were appointed to an initial three-year term (and three-year terms subsequently).
The Business Combination closed on December 29, 2023. Our current Board was appointed and committees of the Board were established following the Business Combination. Given the timing of the closing of the Business Combination, our Board met two times, the Audit Committee met three times, the compensation and human capital committee of the Board (the “Compensation and Human Capital Committee”) met two times during the fiscal year ended April 28, 2024, all since the closing of the Business Combination. The Governance Committee did not meet during the fiscal year ended April 28, 2024. All of our directors attended 75% or more of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. Directors are expected to attend annual meetings of stockholders. This is our first annual meeting of stockholders following the Business Combination.
BOARD COMPOSITION AND ELECTION OF DIRECTORS
Director Independence
The NYSE listing standards require that a majority of the members of the Board be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the company) and must meet objective criteria set forth in NYSE listing standards. The Company currently has six “independent directors” as defined in the NYSE listing standards and applicable SEC rules and as determined by the Board using its business judgment: Messrs. Goldberg, Greenberg, Hyman, Kadis, and Koutsogiorgas and Ms. Aigotti. The Board also determined that each of the members of the Compensation and Human Capital Committee and the Audit Committee satisfy the additional independence standards for service on compensation committees and audit committees as defined in the NYSE listing standards. There are no family relationships among any of our directors or executive officers.
Board Committees
Our Board has established three standing committees – the Audit Committee, the Compensation and Human Capital Committee, and the Governance Committee – each of which operates under a charter that has been approved by our Board. The following table provides information for the current membership for each of the committees of the Board:

NAME	POSITION	AUDIT COMMITTEE	COMPENSATION AND HUMAN CAPITAL COMMITTEE	GOVERNANCE COMMITTEE
Dale Schwartz	Chairperson of the Board, President and Chief Executive Officer
Diane Aigotti	Independent Director	*	*
Daniel P. Goldberg, MD	Independent Director		*
Jack Greenberg**	Independent Director	*	C
Jerry Hyman	Independent Director			*
Larry Kadis	Independent Director	C		*
George Koutsogiorgas	Independent Director			C
C Chair
* Member
** Lead Independent Director

Audit Committee
The Audit Committee consists of (i) Larry Kadis, as Chair, (ii) Diane Aigotti, and (iii) Jack Greenberg. Each member of the Audit Committee qualifies as an independent director under the NYSE listing standards and the independence standards of Rule 10A-3 under the Exchange Act. In addition, each member of the Audit Committee is financially literate, and the Board has determined that each of Larry Kadis, Diane Aigotti, and Jack Greenberg qualifies as an “audit committee financial expert” as defined in applicable SEC rules. In arriving at this determination, the Board examined each Audit Committee member’s professional experience and the nature of their employment in the corporate finance sector. The Audit Committee is directly responsible for, among other matters:
•selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;
•assisting the Board in evaluating the qualifications, performance, and independence of our independent auditors;
•assisting the Board in monitoring the quality and integrity of our financial statements and accounting and financial reporting;
•annually reviewing with management the adequacy and effectiveness of the Company’s information system controls and procedures with respect to information security;
•assisting the Board in monitoring compliance with legal and regulatory requirements;
•overseeing the systems of internal control established by management and the Board;
•assisting the Board in monitoring the performance of the internal audit function;
•reviewing with management and our independent auditors our annual and quarterly financial statements;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•preparing the audit committee report that the rules and regulations of the SEC require to be included in this Proxy Statement;
•discussing with the Company’s independent registered public accounting firm, both privately and with management, the adequacy of the Company’s accounting and financial reporting processes and systems of internal control; and
•annually reviewing and evaluating the composition and performance of the Audit Committee and periodically reviewing the adequacy of the Audit Committee’s charter.
The Audit Committee operates pursuant to a written charter that is available on the Company’s website at https://investor.pinstripes.com/governance/governance-documents/default.aspx.
Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report on Form 10-K for the year ended April 28, 2024 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and the effect of any new accounting pronouncements.
The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and effectiveness of the Company’s internal control over financial reporting, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with the Company’s independent registered public accounting firm its independence from management and the Company, has received from the Company’s independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditor’s independence.
The Audit Committee met with the Company’s independent registered public accounting firm to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. The Company’s independent registered public accounting firm also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with the Company’s independent registered public accounting firm were held both with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended April 28, 2024. The Audit Committee and the Board also have recommended that the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 27, 2025 be submitted as a proposal at the Meeting.
The Audit Committee periodically reviews and assesses the adequacy of its charter. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.
Respectfully submitted,
The Audit Committee of the Board of Directors
Larry Kadis (Chair)
Diane Aigotti
Jack Greenberg
This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation and Human Capital Committee
The Compensation and Human Capital Committee consists of (i) Jack Greenberg, as Chair, (ii) Diane Aigotti, and (iii) Daniel P. Goldberg. Each member of the Compensation and Human Capital Committee qualifies as (i) an independent director under the NYSE listing standards and (ii) a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation and Human Capital Committee is directly responsible for, among other matters:
•reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determining and approving the Chief Executive Officer’s compensation level based on such evaluation;
•reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers, including annual base salary, bonus and equity-based incentives and other benefits;
•administering and interpreting the Company’s cash and equity based compensation plans and Clawback policy (as defined below);
•reviewing and recommending the compensation of our directors
•reviewing and overseeing our policies and practices relating to human capital management;
•reviewing, monitoring and providing recommendations to the Board on our workplace policies and practices, including corporate culture and employee engagement, talent management and leadership development, employee diversity and inclusion, and ensuring a respectful workplace free of discrimination and harassment;
•reviewing and discussing annually with management the “Compensation Discussion and Analysis” disclosure required under SEC rules;
•reviewing and making recommendations with respect to our equity compensation plans; and
•annually reviewing and evaluating the composition and performance of the Compensation and Human Capital Committee and periodically reviewing the adequacy of the Compensation and Human Capital Committee’s charter.
The Compensation and Human Capital Committee operates pursuant to a written charter that is available on the Company’s website at https://investor.pinstripes.com/governance/governance-documents/default.aspx.
The Compensation Committee may delegate its responsibilities under its charter to the Chair or to one or more subcommittees as it deems appropriate from time to time and may also, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel, or other adviser to assist in the evaluation of the compensation of the Company’s executive officers, the Company’s equity-based and incentive compensation plans, and the Company’s overall compensation philosophy. The Compensation Committee engaged the services of Meridian Compensation Partners, LLC (“Meridian”) as the independent compensation consultant for the Compensation Committee to provide advice on executive compensation matters. Meridian did not provide any other services to Pinstripes or its management. The Compensation and Human Capital Committee meets without the presence of executive officers when reviewing or deliberating on CEO compensation but may, in its discretion, invite the CEO to be present during the review of, or deliberations with respect to, other executive officer compensation.
Nominating, Corporate Governance and Sustainability Committee
The Governance Committee consists of (i) George Koutsogiorgas, as Chair, (ii) Jerry Hyman, and (iii) Larry Kadis. Each member of the Governance Committee qualifies as an independent director under the NYSE listing standards. The Governance Committee is directly responsible for, among other matters:
•subject to the Director Designation Agreement, assisting the Board in identifying prospective director nominees and recommending director nominees to the Board;
•overseeing the evaluation of the Board and management;
•providing general oversight in respect of corporate governance, social responsibility, and sustainability matters;
•reviewing developments in corporate governance practices and developing and recommending corporate governance guidelines and changes thereto;
•recommending members for each committee of the Board; and
•annually reviewing and evaluating the composition and performance of the Governance Committee and periodically reviewing the adequacy of the Governance Committee’s charter.
The Governance Committee operates pursuant to a written charter that is available on the Company’s website at https://investor.pinstripes.com/governance/governance-documents/default.aspx.
BOARD LEADERSHIP STRUCTURE

We do not have a policy regarding whether the role of the Chairperson of the Board and Chief Executive Officer should be separate or combined, and the Board maintains the flexibility to select the Chairperson of the Board and Chief Executive Officer and reorganize the leadership structure, from time to time, based on criteria that are in the best interests of the Company and its stockholders. Our Chief Executive Officer, Dale Schwartz, also serves as Chairperson of the Board. The Board believes that Mr. Schwartz’s familiarity with the Company and extensive knowledge of the hospitality industry qualify him to serve as the Chairperson of the Board and that combining the roles of Chief Executive Officer and Chairperson of the Board enables Mr. Schwartz to drive strategy and agenda setting at the board level while maintaining responsibility for executing on that strategy by also serving as Chief Executive Officer. Under the Director Designation Agreement, the Board will nominate, appoint, or elect Mr. Schwartz to the Board so long as he is serving as Chief Executive Officer or Executive Chairman of the Company.
Our bylaws provide that at any time when the Chairperson is not an independent director, the Board will designate a lead independent director. Because Mr. Schwartz is not an independent director, Mr. Greenberg has been designated by the Board to serve as its lead independent director. In such role, the lead independent director has the responsibility for: (a) presiding at meetings of the Board at which the Chairperson of the Board is not present, including executive sessions of the independent directors; (b) approving information sent to the Board; (c) approving the agenda and schedule for Board meetings to provide that there is sufficient time for discussion of all agenda items; (d) serving as liaison between the Chairperson of the Board and the independent directors; (e) being available for consultation and communication with major stockholders upon request; and (f) performing such other designated duties as the Board may determine from time to time.
BOARD’S ROLE IN RISK MANAGEMENT
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include focused discussions and analyses of the risks facing us. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk.
The Audit Committee reviews information regarding the Company’s major financial and other material risk exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Company, any published reports that raise material issues regarding the Company’s financial statements or accounting policies, tax matters, legal and regulatory compliance and correspondence between the Company and any regulatory or governmental authorities, and matters that could materially impact the Company’s internal control over financial reporting, disclosure controls and procedures, and financial reporting. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related party transactions when required under the Company’s policy regarding related party transactions. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor, or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs have the potential to encourage excessive risk-taking or otherwise are reasonably likely to have a material adverse effect on the Company. The Governance Committee reviews and assesses the adequacy of the Company’s corporate governance policies and recommends any proposed changes to the Board for approval.
The Board has delegated the primary responsibility of overseeing cybersecurity matters to the Audit Committee. The Audit Committee receives periodic updates on cybersecurity, including immediate notification of any material cybersecurity events, information technology matters, and related risk exposures, from management. The Board also receives updates from management and the Audit Committee on cybersecurity risks. Our CEO, CFO, VP of Technology, and Director of IT play a primary role in informing the Audit Committee on cybersecurity risks.
While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and by members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole.

BOARD DIVERSITY
Our Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. The Governance Committee and the Board consider diversity in evaluating and selecting new directors, with diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, including gender, race and ethnicity differences, as well as other differentiating characteristics. The Governance Committee and the Board seek to assemble a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Stockholders and other interested parties may communicate with the Board, or any individual member or members of the Board (including the independent directors), by sending a letter to Pinstripes Holdings, Inc., c/o Anthony Querciarossa, Secretary, Pinstripes Holdings, Inc., 1150 Willow Rd., Northbrook, IL 60062, and specifying to whom the correspondence should be directed. All communications should include (i) the address, telephone number, and e-mail address (if any) of the person submitting the communication, (ii) if the person submitting the communication is a stockholder, a statement of the number of shares of the our common stock that the person holds, (iii) if the person submitting the communication is not a stockholder, the nature of the person’s interest in the Company, (iv) any special interest of the person submitting the communication in the subject matter of the communication, and (v) whether the communication is directed to the Board as a whole or to a specific director or directors (and, if so, the name or names of such director(s)). The Secretary will review all correspondence and regularly forward to the Board (or a specified director(s), as applicable) copies of all correspondence (together with a summary thereof) that, in the opinion of the Secretary, relates to the functions of the Board or its committees or that otherwise requires the attention of any member or committee of the Board.
CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, we have adopted a Code of Business Conduct and Ethics that applies to all of our executive officers, directors, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and a Code of Ethics for Principal and Senior Financial Officers. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for Principal and Senior Financial Officers are each available on our website at https://investor.pinstripes.com/governance/governance-documents/default.aspx. We will make all disclosures that are required by law or the listing standards of NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics and Code of Ethics for Principal and Senior Financial Officers on our website. The reference to Pinstripes’ website address does not constitute incorporation by reference of the information available through our website, and you should not consider it to be a part of this Proxy Statement.
COMPENSATION RECOVERY (CLAWBACK) POLICY
Following the closing of the Business Combination, and in accordance with Rule 10D-1 under the Exchange Act and the NYSE listing standards, the Board adopted our Executive Officer Incentive Compensation Recoupment (Clawback) Policy, effective December 29, 2023 (the “Clawback Policy”). The Clawback Policy applies to current and former covered executive officers of the Company and is be administered by the Compensation Committee. In the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is our policy to recover erroneously awarded incentive-based compensation received by its executive officers. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.
ANTI-HEDGING POLICY
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, employees, contractors, and consultants. The Insider Trading Policy prohibits covered persons and any entities they control from engaging in hedging or monetization transactions or similar arrangements with respect to the Company’s securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

CORPORATE GOVERNANCE
Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Principal and Senior Financial Officers, Clawback Policy, Audit Committee Charter, Compensation and Human Capital Committee Charter, and Nominating, Corporate Governance and Sustainability Committee Charter, among other materials, are available, free of charge, on our website at https://investor.pinstripes.com/governance/governance-documents/default.aspx. The information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement.
FAMILY RELATIONSHIPS
There are no family relationships between or among the directors, named executive officers, or persons nominated or chosen by the Board to become directors or named executive officers.
DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on the Pinstripes Holdings Board for the fiscal year ended April 28, 2024.

Name	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Diane Aigotti	10,860	125,000	135,860
Daniel P. Goldberg, MD	10,860	125,000	135,860
Jack Greenberg	18,462	125,000	143,462
Jerry Hyman	10,860	125,000	135,860
Larry Kadis	14,118	125,000	139,118
George Koutsogiorgas	13,032	125,000	138,032

(1)    On January 19, 2024, the Board adopted a new director compensation program designed to provide competitive compensation necessary to attract and retain high-quality non-employee directors and to encourage their ownership of stock to further align their interests with those of our stockholders. Pursuant to such director compensation program, our non-employee directors will be paid a $50,000 cash retainer for their service on the Board for the period from January 19, 2024 to the end of our 2025 fiscal year (April 28, 2025), which shall be paid in quarterly installments. Further, for such period, (i) the Lead Independent Director will receive an additional $25,000 cash retainer, (ii) the Audit Committee chair will receive an additional $15,000 cash retainer, and (iii) each of the Compensation and Human Capital Committee chair and Governance Committee chair will receive an additional $10,000 cash retainer.
(2)    Each non-employee director received a grant of restricted stock units on January 19, 2024 having a fair market value of $125,000 based on the average of the high and low trading price of our Class A Common Stock on such date, 100% of which shall vest on the first anniversary of the grant date, subject to continued service on the Board.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
EXECUTIVE OFFICERS
The following table sets forth the names, ages, and positions of our executive officers as of August 21, 2024. Please see Proposal 1 for additional information regarding our directors. Other than the Director Designation Agreement, there are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings with respect to our executive officers and directors, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

NAME	AGE	POSITION(S)
Dale Schwartz	63	Chairperson of the Board and Chief Executive Officer
Anthony Querciagrossa	39	Chief Financial Officer

Set forth below are brief descriptions of the background and business experience of our executive officers:
Dale Schwartz, Chairperson of the Board, President, and Chief Executive Officer. A description of Mr. Schwartz’s background and business experience is provided under “Proposal 1: Election of Directors.”
Anthony Querciagrossa has served as the Chief Financial Officer of Pinstripes since September 5, 2023. Mr. Querciagrossa has over 15 years of finance, business strategy, and operational leadership experience. He began his career at General Electric in their Financial Management Program and was a part of the senior leadership team of GE’s Corporate Audit Staff. He later transitioned to Medline Industries, Inc., where he served as Vice President of Finance. From February 2018 until May 2019, he held the role of Group CFO at Filtration Group Inc. Mr. Querciagrossa then joined Purafil, Inc., serving as the company’s President from May 2019 until February 2022. After that, Mr. Querciagrossa served as President of Columbus Industries, Inc., a private equity-backed residential filtration manufacturer with operations in the U.S., Mexico, and Europe, from February 2022 until he left to join Pinstripes in August 2023. Mr. Querciagrossa holds a Bachelor of Science degree in finance from Northern Illinois University and is the president of the NIU Executive Club.
OVERVIEW
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ended April 28, 2024, our only two executive officers, and accordingly our only two “named executive officers” and their positions were as follows:
•Dale Schwartz, Chairperson of the Board, President, and Chief Executive Officer
•Anthony Querciagrossa, Chief Financial Officer
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.
SUMMARY COMPENSATION TABLE
The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended April 28, 2024 and April 30, 2023. We refer to these individuals as our “named executive officers.”
SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION(1)	YEAR	SALARY($)	BONUS($)	OPTION AWARDS($)	ALL OTHER COMPENSATION(2)($)	TOTAL($)
Dale Schwartz Chairperson, CEO, and President	2024	350,000	145,000	—	30,408	525,408
	2023	356,731	229,530	—	24,091	610,352
Anthony Querciagrossa CFO	2024	212,500	112,500	734,821	32,547	1,092,368
	2023	—	—	—	—	—

(1)
Apart from its principal executive officer and principal financial officer, Pinstripes had no other executive officers for the fiscal years ended April 28, 2024 and April 30, 2023. Accordingly, there are no named executive officers listed in the Summary Compensation Table other than Messrs. Schwartz and Querciagrossa. Mr. Querciagrossa began serving as Chief Financial Officer of Pinstripes on September 5, 2023.

(2)
Represents the aggregate grant date fair value computed in accordance with the FASB ASC Topic 718. The FASB ASC Topic 718 full grant date fair value will be expensed and reported as the option vests for the named executive officer. A complete discussion of the assumptions used to calculate such values can be found in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 28, 2024.

(3)	All Other Compensation is comprised of: (i) for Mr. Schwartz, an automobile allowance and (ii) for Mr. Querciagrossa, in connection with his appointment as Chief Financial Officer, reimbursement of relocation expenses.

NARRATIVE DISCLOSURE TO THE SUMMARY COMPENSATION TABLE
Named Executive Officer Severance Terms
Our named executive officers are not party to any employment agreement, severance agreement, or restrictive covenant agreement with us.
Base Salaries
Our named executive officers receive base salaries as compensation for services rendered, which are intended to provide a fixed component of compensation that reflect their respective skill sets, experience, roles, and responsibilities. For the fiscal years ended April 28, 2024 and April 30, 2023, Mr. Schwartz’s base salary was $350,000 and $356,731, respectively. Mr. Querciagrossa was appointed Chief Financial Officer on September 5, 2023 with an annual base salary of $325,000 and earned $212,500 in base salary in the fiscal year ended April 28, 2024.
Annual Bonuses
Our named executive officers are eligible to receive annual discretionary bonuses. For the fiscal years ended April 28, 2024 and April 30, 2023, Mr. Schwartz was paid an annual discretionary bonus of $145,000 and $229,530, respectively. Mr. Querciagrossa was appointed Chief Financial Officer on September 5, 2023 and earned $112,500 in annual discretionary bonuses for the fiscal year ended April 28, 2024.
Other Benefits
We currently provide broad-based health and welfare benefits that are available to our full-time salaried employees, including our named executive officers. In addition, we currently make available a retirement plan intended to provide benefits under Section 401(k) of the Internal Revenue Code of 1986, as amended, pursuant to which employees (including our named executive officers) may elect to defer a portion of their compensation on a pre-tax basis and have it contributed to the plan. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Our named executive officers are not entitled to receive any potential payments upon termination of employment or a change in control.
COMPANY EXECUTIVE COMPENSATION
Pinstripes Holdings intends to develop an executive compensation program that is designed to align compensation with Pinstripes Holdings’ business objectives and the creation of stockholder value, while enabling Pinstripes Holdings to attract, motivate and retain individuals who contribute to the long-term success of Pinstripes Holdings. The Compensation and Human Capital Committee of the Pinstripes Holdings Board has engaged Meridian Compensation Partners to advise on the development of an executive compensation program.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of April 28, 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXCERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLANS AWARDS NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Dale Schwartz	—	—	—	$—	N/A	—	—	—	$—
Anthony Querciagrossa	27,730(1)	—	249,251	$13.53	8/30/2033	249,561	—	—	$—
(1)    The option granted to Mr. Querciagrossa was received in the Business Combination, in exchange for an employee stock option to acquire 277,291 shares of Legacy Pinstripes common stock for $13.53 per share. This award vests quarterly over a five year term. As of April 28, 2024, 27,730 options were vested and exercisable and 249,561 options were unvested.

EQUITY COMPENSATION PLAN INFORMATION
The Pinstripes Holdings, Inc. 2023 Omnibus Equity Incentive Plan (the “2023 EIP”) became effective on the date of the closing of the Business Combination. The 2023 EIP provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, performance awards, stock awards, dividend equivalents, other stock-based awards, cash awards, and substitute awards intended to align the interests of the Company’s service providers with those of its stockholders. Subject to adjustment in the event of certain transactions or changes of capitalization in accordance with the 2023 EIP, 12,900,000 shares of the Company’s Class A Common Stock have been initially reserved for issuance pursuant to awards under the 2023 EIP. The number of shares available for issuance under the 2023 EIP will be subject to an annual increase on the first day of each fiscal year of the Company beginning April 29, 2024, equal to the lesser of (i) 15% of the aggregate number of shares outstanding on the final day of the immediately preceding fiscal year on a fully diluted basis (inclusive of all outstanding awards granted pursuant to the 2023 EIP as of such last day and, if applicable, all outstanding purchase rights pursuant to an employee stock purchase plan maintained by the Company as of such last day) and (ii) any such smaller number of shares as is determined by the Board. The 2023 EIP was approved by the stockholders of Banyan at a special meeting held on December 27, 2023. Each option (whether vested or unvested) to purchase shares of common stock of Pinstripes that was outstanding as of immediately prior to the effective time of the merger between Pinstripes and Banyan was converted into an option to purchase a number of the Company’s Class A Common Stock, which options are issued pursuant to and in accordance with the 2023 EIP.
The Pinstripes Holdings, Inc. 2023 Employee Stock Purchase Plan (the “2023 ESPP”) was approved by the stockholders of Banyan at the special meeting held on December 27, 2023. The 2023 ESPP provides employees of the Company and its participating subsidiaries with the opportunity to purchase Class A Common Stock at a discount through accumulated payroll deductions during successive offering periods. The 2023 ESPP has not yet been implemented.
As of April 28, 2024, the number of securities issued under our equity compensations plans was:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE PRICE OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
	(A)	(B)	(C)
Equity compensation plans approved by security holders(1)	4,864,507(1)	$6.76(2)	8,035,493(3)
Equity compensation plans not approved by security holders	—	—	—
Total	4,864,507	$6.76	8,035,493

(1)    Comprised of 4,691,701 and 172,806 shares of Class A Common Stock that may be issued pursuant to stock option upon exercise and RSUs upon vesting, respectively, pursuant to the 2023 EIP.
(2)    Represents the weighted-average exercise price of outstanding options to purchase shares of Class A Common Stock. No weighting is assigned to RSUs as no exercise price is applicable thereto.
(3)    Comprised of 8,035,493 shares of Class A Common Stock available for future issuance under the 2023 EIP. The number of shares of Class A Common Stock available for issuance under the 2023 Omnibus Plan will be subject to an annual increase on the first day of each fiscal year of the Company beginning April 29, 2024, equal to the lesser of (i) 15% of the aggregate number of shares outstanding on the final day of the immediately preceding fiscal year on a fully diluted basis (inclusive of all outstanding awards granted pursuant to the 2023 Omnibus Plan as of such last day and, if applicable, all outstanding purchase rights pursuant to an employee stock purchase plan maintained by the Company as of such last day) and (ii) any such smaller number of shares as is determined by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth, as of August 21, 2024, the number and percentage of the 40,087,785 shares of outstanding Class A Common Stock, 3,415,000 shares of Series B-1 Common Stock, 3,415,000 shares of Series B-2 Common Stock and 4,000,000 shares of Series B-3 Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is a director of the Company, (ii) each named executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than five percent (5%) of our outstanding Class A Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.
We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Class A Common Stock deemed beneficially owned includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after August 21, 2024. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after August 21, 2024 are deemed outstanding for that person or group but not for any other person or group.
Except as otherwise indicated, the address of each of the persons named in the table below is c/o Pinstripes Holdings, Inc., 1150 Willow Rd., Northbrook, Illinois 60062.

	Pinstripes Holdings Class A Common Stock		Pinstripes Holdings Series B-1 Common Stock		Pinstripes Holdings Series B-2 Common Stock		Pinstripes Holdings Series B-3 Common Stock
Name of Beneficial Owners	Number of Shares	Ownership Percentage	Number of Shares	Ownership Percentage	Number of Shares	Ownership Percentage	Number of Shares	Ownership Percentage	Percentage of Total Voting Power
BPR Cumulus (1)	2,759,932	6.9%	206,276	6.0%	206,276	6.0%	330,042	8.3%	6.9%
NONSUCH LLC (2)	2,399,941	6.0%	179,371	5.3%	179,371	5.3%	286,993	7.2%	6.0%
Dale Schwartz	9,671,762	24.1%	722,864	21.2%	722,864	21.2%	1,156,583	28.9%	24.1%
Jack Greenberg (3)	406,022	1.0%	23,438	*	23,438	*	37,500	*	1.0%
Daniel P. Goldberg (4)	960,408	2.4%	64,872	1.9%	64,872	1.9%	103,796	2.6%	2.3%
Jerry Hyman	711,308	1.8%	223,878	6.6%	223,878	6.6%	—	—	2.3%
Larry Kadi s(5)	812,412	2.0%	53,811	1.6%	53,811	1.6%	86,098	2.2%	2.0%
George Koutsogiorgas (6)	188,427	*	7,175	*	7,175	*	11,480	*	*
Diane Aigotti	—	—	—	—	—	—	—	—	—
Anthony Querciagrossa (7)	169,324	*	—	—	—	—	—	—	*
All directors and executive officers as a group (8 individuals) (8)	12,919,663	32.2%	1,096,038	32.1%	1,096,038	32.1%	1,395,457	34.9%	32.4%
*Less than 1%
(1) Held by (i) BPR Cumulus LLC, a Delaware limited liability company (“BPR Cumulus”), in its capacity as direct owner of the Pinstripes Holdings Class A Common Stock and Pinstripes Holdings Class B Common Stock, (ii) BPR OP, LP, a Delaware limited partnership (“BPR OP”), in its capacity as managing member of BPR Cumulus, (iii) BPR Real Estate Holding II LLCC, a Delaware limited liability company (“BPR Real Estate II”), in its capacity as general partner of BPR OP, (iv) BPR Real Estate Holding I LLCC, a Delaware limited liability company (“BPR Real Estate I”), in its capacity as shareholder of BPR Real Estate II, (v) Brookfield Properties Retail Holdings LLC, a Delaware limited liability company (“Retail Holding”), in its capacity as shareholder of BPR Real Estate I, (vi) BPR Fin I Subco Inc., a Delaware corporation (“BPR Fin I”), in its capacity as a shareholder of Retail Holding, (vii) BPR Fin II Inc., a Delaware corporation (“BPR Fin II”), in its capacity as a shareholder of Retail Holding and BPR Fin I, (viii) BPR Holding REIT I LLC, a Delaware limited liability company (“BPR Holding REIT”), in its capacity as shareholder of BPR Fin II, (ix) Brookfield Property L.P., a Bermuda limited partnership (“BPY OP”), in its capacity as shareholder of BPR Holding REIT, (x) Brookfield Property Partners L.P., a Bermuda limited partnership (“BPY”), in its capacity as managing general partner of BPY OP, (xi) Brookfield Property Partners Limited, a Bermuda corporation (“BPY GP”), in its capacity as general partner of BPY, (xii) Brookfield Corporation, an

Ontario corporation (“BN”), in its capacity as indirect sole shareholder of BPY GP, and (xiii) BAM Partners Trust, a trust established under the laws of Ontario (“BN Partnership”), in its capacity as the sole owner of Class B Limited Voting Shares of BN. The address for BPR Cumulus, BPR OP, BPR Real Estate II, BPR Real Estate I and Retail Holding is 350 N Orleans St., Suite 300, Chicago, IL 60654. The address for BPR Fin I, BPR Fin II and BPR Holding REIT is Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281. The address for BPY OP, BPY and BPY GP is 73 Front Street, 5th Floor, Hamilton, HM12, Bermuda. The address for BN and BN Partnership is Brookfield Place, 181 Bay Street, Suite 300, Toronto, ON M5J 2T3. Based on a Schedule 13G filed with the SEC on January 8, 2024.
(2)The subject securities are directly held by Nonsuch LLC, with a business address of 225 Liberty Street, 31st Floor, New York, NY 10281. Nonsuch LLC is member-managed by its sole member, HBC US Holdings LLC. HBC US Holdings LLC is managed by a board of directors, which consists of more than three (3) individuals, and has the investment and voting power with respect to the subject securities. Based on a Schedule 13G filed with the SEC on January 8, 2024.
(3)Includes 92,430 shares of Pinstripes Holdings Class A Common Stock subject to vested options.
(4)Includes 92,430 shares of Pinstripes Holdings Class A Common Stock subject to vested options.
(5)Includes 92,430 shares of Pinstripes Holdings Class A Common Stock subject to vested options.
(6)Includes 92,430 shares of Pinstripes Holdings Class A Common Stock subject to vested options.
(7)Includes 41,595 shares of Pinstripes Holdings Class A Common Stock subject to vested options and 13,865 shares of Pinstripes Holdings Class A Common Stock subject to options vesting within the next 60 days.
(8)Unless otherwise noted, the business address of each of the directors and officers of the Company is 1150 Willow Road, Northbrook, Illinois, 60062.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
We describe below the transactions and series of similar transactions, since April 25, 2022, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•any of our directors, executive officers, holders of more than 5% of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control, and other arrangements with directors and executive officers, which are described where required under the section above titled “Summary Compensation Table.”
In addition, we also describe below certain other transactions with our directors, former directors, executive officers, and stockholders.
BANYAN RELATED PARTY TRANSACTIONS

Banyan Class B Common Stock

On March 16, 2021, Banyan Acquisition Sponsor LLC, a Delaware limited liability company (the "Sponsor") paid $25,000, or approximately $0.003 per share, to cover certain of Banyan’s offering costs in consideration for 8,625,000 shares of Banyan Class B common stock and an aggregate of 142,500 of such shares were subsequently transferred to Banyan’s independent directors, executive officers, and other third parties. On November 30, 2021, the Sponsor voluntarily forfeited certain shares of Banyan Class B common stock such that the Sponsor Holders (as defined below) collectively held 6,900,000 shares of Banyan Class B common stock. On January 19, 2022, Banyan effectuated a 1.05-for-1 stock split by way of a stock dividend such that following such stock split, the Sponsor Holders collectively held 7,245,000 shares of Banyan Class B common stock. “Sponsor Holders” as used in this Proxy Statement means, collectively, George Courtot, Bruce Lubin, Otis Carter, Kimberley Annette Rimsza, Matt Jaffee, Brett Biggs, and the Sponsor.

On April 21, 2023, an amendment to Banyan’s amended and restated certificate of incorporation (the “Extension Amendment”) was approved by Banyan’s stockholders and Banyan filed the Extension Amendment with the Secretary of State for the State of Delaware, which became effective upon filing. The Extension Amendment provided (i) Banyan the option to extend the date by which it must complete its initial business combination from April 24, 2023 to December 24, 2023 and (ii) that each of the holders of shares of Banyan Class B common stock had the right at any time to convert any and all of its shares of Banyan Class B common stock into shares of Banyan Class A common stock on a one-for-one basis prior to the closing of a business combination at the election of such holder. Also on April 21, 2023, following the filing and effectiveness of the Extension Amendment, the Sponsor converted 2,000,000 shares of Banyan Class B common stock into 2,000,000 shares of Banyan Class A common stock on a one-for-one basis, as a result of which the Sponsor Holders collectively held 5,095,375 shares of Banyan Class B common stock and the Sponsor held 2,000,000 shares of Banyan Class A common stock following the Extension Amendment.

On December 21, 2023, Banyan held a special meeting (the “Second Extension Meeting”) of Banyan’s stockholders to further amend Banyan’s amended and restated certificate of incorporation, as amended, to (i) extend the date (the “Termination Date”) by which Banyan had to consummate a business combination from December 24, 2023 to January 24, 2024 (the “Charter Extension Date”) and to allow Banyan, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to twelve times by an additional one month each time after the Charter Extension Date, by resolution of Banyan’s board of directors if requested by the Sponsor and upon five days’ advance notice prior to the applicable Termination Date, until January 24, 2025, unless the closing of an initial business combination shall have occurred prior thereto (the “Second Extension Amendment” and such proposal, the “Second Extension Amendment Proposal”) and (ii) eliminate from the amended and restated certificate of incorporation the limitation that Banyan may not redeem public stock to the extent that such redemption would result in Banyan having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act), of less than $5,000,001 (the “Redemption Limitation”) in order to allow Banyan to redeem public stock, irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”, and such proposal, the “Redemption Limitation Amendment

Proposal”). The stockholders of Banyan approved the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Second Extension Meeting and on December 21, 2023, Banyan filed the Second Extension Amendment and the Redemption Limitation Amendment with the Delaware Secretary of State. The Sponsor agreed that it (or one of its third-party designees) would deposit into the trust account established in connection with the Banyan’s initial public offering (the “Trust Account”) an amount of $0.02 per share of Banyan Class A common stock that was not redeemed in connection with the Second Extension Meeting. Accordingly, on December 22, 2023, an aggregate amount of $53,692.44 was deposited in the Trust Account.

Private Placement Warrants

Simultaneously with Banyan’s initial public offering (the “IPO”), Banyan completed the private placement of 11,910,000 private placement warrants to the Sponsor, BTIG, LLC, and I-Bankers Securities, Inc. (BTIG, LLC and I-Bankers Securities, Inc., collectively, the “IPO Underwriters”), including 1,260,000 private placement warrants as a result of the IPO Underwriters’ exercise of their over-allotment option in full, at a purchase price of $1.00 per private placement warrant, for an aggregate of $11,910,000. The private placement warrants are identical to the public warrants sold as part of the units in the IPO, except that, so long as they are held by the Sponsor, the IPO Underwriters, or their permitted transferees: (i) they will not be redeemable by us, except under certain circumstances when the price per share of the Company’s Class A Common Stock equals or exceeds $10.00; (ii) they (including the shares of the Company’s Class A Common Stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Business Combination; (iii) they may be exercised by the holders on a cashless basis; and (iv) they (including the shares of the Company’s Class A Common Stock issuable upon exercise of the private placement warrants) are entitled to certain resale registration rights. If the private placement warrants are held by holders other than the Sponsor, the IPO Underwriters or their permitted transferees, the private placement warrants will be redeemable by the Company in all redemption scenarios and exercisable by the holders on the same basis as the public warrants included in the units sold in the IPO. In addition, for as long as the private placement warrants sold to the IPO Underwriters are held by the IPO Underwriters or their designees or affiliates, they will be subject to the lock-up and registration rights limitations imposed by FINRA Rule 5110 and may not be exercised after five years from the commencement of sales in the IPO.

Support Services Agreement

Prior to the consummation of the Business Combination, Banyan utilized office space at 400 Skokie Blvd, Suite 820, Northbrook, Illinois, 60062 from an affiliate of the Sponsor. Banyan paid the affiliate of the Sponsor $10,000 per month for office space and support and administrative services provided to members of the management team. During the year ended December 31, 2022, the Sponsor permanently waived its right to receive such fees from Banyan.

Sponsor and Insider Fees and Reimbursement

No compensation of any kind, including finder’s and consulting fees, was paid by Banyan to the Sponsor, the insiders, or any of their respective affiliates for services rendered prior to or in connection with the completion of an initial business combination. However, the Sponsor and the insiders, or any of their respective affiliates, were reimbursed for any out-of-pocket expenses incurred in connection with activities on Banyan’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Banyan’s audit committee reviewed on a quarterly basis all payments that were made to the Sponsor, the insiders, or our or any of their respective affiliates and determined which expenses and the amount of expenses that would be reimbursed. There was no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on Banyan’s behalf.

Related Party Loans

Prior to the consummation of the IPO, the Sponsor had agreed to loan Banyan up to $300,000 under an unsecured promissory note to be used for a portion of the expenses of the IPO. This loan was non-interest bearing, unsecured, and was due at the earlier of March 1, 2022 or the closing of the IPO. The outstanding loan balance of $290,000 was repaid the day of the closing of the IPO out of the offering proceeds held in Banyan’s operating account, and there are no amounts outstanding under the promissory note with the Sponsor.

In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of Banyan’s directors and officers could, but were not obligated to, loan Banyan funds as may be required. If Banyan completed an initial business combination, it could repay such loaned amounts out of the proceeds of the Trust Account that are released. Otherwise, such loans could be repaid only out of funds held outside the Trust Account. In the event that an initial business combination did not close, Banyan could have used a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account could be used to repay such loaned amounts. Up to $1,500,000 of such loans were convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would have been identical to the private placement warrants issued to the Sponsor and the IPO Underwriters.

On June 1, 2023, Banyan issued unsecured promissory notes to each of Jerry Hyman, Banyan’s then-chairman and Keith Jaffee, Banyan’s then-chief executive officer, to be used for general working capital purposes. Each of the notes was in the total principal amount of up to $1,000,000 and Jerry Hyman and Keith Jaffee funded an aggregate principal amount of $516,000. The notes did not bear interest and matured and were repaid in cash upon the closing of the Business Combination.

PINSTRIPES RELATED PARTY TRANSACTIONS

C. Rae Interiors, Ltd. Vendor Agreement, Design Agreement, and Cohen Warrant

On April 19, 2023, Pinstripes entered into an agreement by and among GCCP II AGENT, LLC (“Granite”), C. Rae Interiors, Ltd. (the “Vendor”), and Pinstripes (the “C. Rae Interiors, Ltd. Vendor Agreement”) with the intention to purchase certain goods from the Vendor with the proceeds of a loan and security agreement dated April 19, 2023 between Granite and Pinstripes. The Vendor is 100% owned by Cindy Rae Cohen, the sister of Dale Schwartz, Pinstripes’ President and Chief Executive Officer and Chairperson of the Board. From the signing of the C. Rae Interiors, Ltd. Vendor Agreement, Pinstripes paid $1,650,000 to the Vendor. The C. Rae Interiors, Ltd. Vendor Agreement terminated at the closing of the Business Combination.

On June 1, 2006, Pinstripes entered into an unwritten arrangement with the Vendor pursuant to which the Vendor was engaged to provide design services for the benefit of Pinstripes on an ongoing basis (the “Design Agreement”). The aggregate amount paid by Pinstripes to the Vendor pursuant to the Design Agreement in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023 was $875,000, $2,850,000 and $1,554,150, respectively.

In December 2017, Pinstripes entered into a warrant agreement (the “Cohen Warrant Agreement”) with Cindy Rae Cohen pursuant to which Pinstripes issued to Ms. Cohen an aggregate of 50,000 warrants as added consideration for services rendered under the Design Agreement. Each warrant entitled Ms. Cohen to purchase one share of Pinstripes’ common stock prior to the Business Combination, par value $0.01 per share (the “Legacy Pinstripes Common Stock”), for a price of $8.00 per share, subject to such adjustment as provided in the Cohen Warrant Agreement. The warrants (including the Legacy Pinstripes Common Stock issuable upon exercise of the warrants) were not permitted to be, subject to certain limited exceptions, transferred, assigned, or sold until 30 days after the closing of the Business Combination. On June 22, 2023, Ms. Cohen and Pinstripes entered into an amendment to the Cohen Warrant Agreement pursuant to which the warrants were automatically deemed exercised for 52,846 shares of our Class A Common Stock on a cashless basis upon the closing of the Business Combination.

On April 1, 2021, Pinstripes issued $125,000 aggregate principal amount convertible notes to Jeffrey Schwartz, the brother of Dale Schwartz. The convertible note accrued interest at 8% annually and matured on April 1, 2022. The holder of the convertible note had the right, at their option, to convert all of the outstanding principal to shares of Pinstripes Series G Convertible Preferred Stock equal to the quotient of (i) the outstanding principal on the convertible note divided by (ii) the conversion price. The conversion price was equal to $10 per share. The holder of the convertible note converted the convertible note to 12,500 shares of Pinstripes Series G Convertible Preferred Stock in June 2022.

Pinstripes Convertible Note Financing

On June 4, 2021, Pinstripes issued $5,000,000 aggregate principal amount of convertible notes (the “Convertible Notes”) to affiliates of Westland Garden State Plaza Limited Partnership and Westfield Topanga Owner LLC (the “Note Holders”), which jointly were 5% or greater stockholders of Pinstripes prior to the Business Combination. The Convertible Notes accrue interest at an annual rate of 1.07% and mature on June 4, 2025. The Note Holders had the right, at their option, to convert all of the outstanding principal and accrued interest to shares of Legacy Pinstripes Common Stock equal to the quotient of (i) the outstanding principal on the Convertible Notes divided by (ii) the conversion price of $10 per share. If the Note Holders elect not to convert, they are entitled to an annual premium payment equal to 6.93% of the outstanding principal amount owed. For the fiscal years ended April 30, 2023, interest related to the premium on the Convertible Notes was $660,000. Pursuant to an amendment to the Convertible Notes executed on June 22, 2023, immediately prior to the closing of the Business Combination the outstanding principal owed by Pinstripes pursuant to the Convertible Notes, together with all accrued but unpaid interest thereon (the “Outstanding Balance”), was automatically converted into that number of shares of Legacy Pinstripes Common Stock equal to the quotient obtained by dividing the Outstanding Balance on the date of such conversion by $10.00.

Pinstripes Preferred Stock Financing

From time to time prior to the Business Combination, Pinstripes sold its preferred stock to its directors, including directors who remained directors of Pinstripes following the Business Combination, and to certain affiliates of its real estate partners who were 5% or greater stockholders of Pinstripes at the time. Prior to the consummation of the Business Combination, each share of preferred stock could be converted at any time into shares of Legacy Pinstripes Common Stock at a ratio of one to one. Each share of preferred stock was converted to shares of Legacy Pinstripes Common Stock in connection with the Business Combination in accordance with the terms of the Business Combination Agreement. The following table summarizes the shares of preferred stock held by Pinstripes’ directors and 5% stockholders as of immediately prior to the consummation of the Business Combination:

Name of Purchaser	Financing Series	Purchase Price Per Share	Conversion Price	Principal Amount	Dividend Rate per Share	# of Shares of Preferred Stock
Jack Greenberg(1)	Series C	$2.50	$2.50	$200,000	$0.20	80,000
	Series D-1	$3.00	$3.00	$99,999	$0.24	33,333
Daniel P. Goldberg, MD(2)	Series A	$0.50	$0.50	$62,500	$0.40	125,000
	Series B	$2.00	$2.00	$140,625	$0.16	56,250
	Series D-1	$3.00	$3.00	$187,500	$0.24	62,500
	Series D-2	$4.50	$4.50	$374,998.50	$0.36	83,333
Larry Kadis(3)	Series A	$0.50	$0.50	$62,500	$0.40	125,000
	Series D-1	$3.00	$3.00	$187,500	$0.24	62,500
BPR Cumulus LLC, an affiliate of Brookfield and a 5% stockholder of Pinstripes(4)	Series F	$8.00	$8.00	$11,500,000	$0.64	1,437,500
MP PS LLC, an affiliate of Macerich and a 5% stockholder of Pinstripes(5)	Series H	$15.00	$15.00	$6,000,000	$1.20	400,000
Nonsuch LLC, an affiliate of Hudson’s Bay and a 5% stockholder of Pinstripes(6)	Series F	$8.00	$8.00	$10,000,000	$0.64	1,250,000
SPG Pinstripes, Inc., an affiliate of Simon Property Group and a 5% stockholder of Pinstripes(7)	Series F	$8.00	$8.00	$5,000,000	$0.64	625,000

(1)	Mr. Greenberg served on the Board of Pinstripes prior to the Business Combination and remains a director on the Board.
(2)	Dr. Goldberg served on the Board of Pinstripes prior to the Business Combination and remains a director on the Board.
(3)	Mr. Kadis served on the Board of Pinstripes prior to the Business Combination and remains a director on the Board.
(4)	BPR Cumulus LLC is a current 5% stockholder of Pinstripes and was 5% stockholder of Pinstripes prior to the Business Combination.
(5)	MP PS LLC was a 5% stockholder of Pinstripes prior to the Business Combination.
(6)	Nonsuch LLC is a current 5% stockholder of Pinstripes and was a 5% stockholder of Pinstripes prior to the Business Combination.
(7)	SPG Pinstripes, Inc. was a 5% stockholder of Pinstripes prior to the Business Combination.
The Stockholders’ Agreement

Dale Schwartz, affiliates of Norwalk Land Development, LLC (“Brookfield”), HHF Broadway Plaza LLC (“Macerich”), Hudson’s Bay Company (“HBC US Holdings”), Simon Property Group, L.P. (“Simon Property Group”), and those other parties who become signatories thereto from time to time (collectively, with Dale Schwartz and the affiliates of Brookfield, Macerich, HBC US Holdings, and Simon Property Group, the “Stockholders”) were each a party to the Pinstripes amended and restated stockholders agreement dated January 9, 2017 (the “Stockholders’ Agreement”).

The Stockholders’ Agreement, among other things, provided the terms for the constituency of directors. Pursuant to the terms of the Stockholders’ Agreement, each Stockholder agreed to vote, or cause to be voted, all Shares (as defined in the Stockholders’ Agreement) owned by such Stockholder, or over which such Stockholder had voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, all persons designated by Dale Schwartz would be elected as directors.

Pursuant to the Stockholders’ Agreement, each Stockholder also agreed to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that (i) no director elected pursuant to the voting provisions of the Stockholders’ Agreement may be removed from office unless such removal is directed or approved by the affirmative vote of Mr. Schwartz, (ii) any vacancies created by the resignation, removal or death of a director shall be filled pursuant to the voting provisions of the Stockholders’ Agreement and (iii) upon the request of Mr. Schwartz to remove a director, such director shall be removed.

The Stockholders’ Agreement was terminated at the closing of the Business Combination.

Other Agreements with Real Estate Partners
The Brookfield Norwalk Lease Agreement

On April 23, 2019, Pinstripes entered into a lease agreement, as amended on December 9, 2020 (the “Brookfield Norwalk Lease Agreement”), with Brookfield, an affiliate of BPR Cumulus LLC, which as of the Record Date is a 5% or greater stockholder of the Company, for approximately 25,796 square feet of indoor space and approximately 500 square feet of patio space for its location at 100 N Water St Suite 3300, Norwalk, CT 06854.

Under the Brookfield Norwalk Lease Agreement, Pinstripes is obligated to pay to Brookfield an annual minimum rent of $1,050,000, subject to periodic increase, plus a percentage of annual gross sales over a threshold amount, and Pinstripes may also receive tenant allowances from Brookfield. The initial term of the Brookfield Norwalk Lease Agreement is 10 years, and Pinstripes has the option to renew for two additional successive five-year periods.

Pinstripes has paid $228,800, $1,492,422 and $2,116,378 in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023, respectively, in connection with this lease.

The Westfield Garden State Plaza Lease Agreement

On May 18, 2021, Pinstripes entered into a lease agreement (the “Westfield Garden State Plaza Lease Agreement”) with Westland Garden State Plaza Limited Partnership, an affiliate of Fashion Square Eco LP and URW US Services, Inc.,which as of the Record Date was a 5% or greater stockholder of Pinstripes prior to the Business Combination, for 29,598 square feet of indoor space and 700 square feet of patio space for its location at 1 Garden State Plaza Blvd, Paramus, NJ 07652.

Under the Westfield Garden State Plaza Lease Agreement, Pinstripes is obligated to pay to Westland Garden Plaza Limited Partnership an annual minimum rent of $1,399,999.98, subject to periodic increase, plus a percentage of annual gross sales over a threshold amount, and Pinstripes has also received tenant allowances from Westfield. The initial term of the Westfield Garden State Plaza Lease Agreement is 15 years, and Pinstripes has the option to renew for one additional five-year period.

Pinstripes has received tenant allowances of$0, $1,203,271 and $2,599,000 in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023, respectively, in connection with this lease. Pinstripes has paid rent of $0, $133,368 and $0 in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023, respectively, in connection with this lease.

The Westfield Topanga Lease Agreement
On May 18, 2021, Pinstripes entered into a lease agreement (the “Westfield Topanga Lease Agreement”) with Westfield Topanga Owner LLC, an affiliate of Fashion Square Eco LP and URW US Services, Inc., which as of the Record Date was a 5% or greater stockholder of Pinstripes prior to the Business Combination, for 27,990 square feet of indoor space and 400 square feet of patio space for its location at 6600 Topanga Canyon Boulevard Canoga Park CA 91303.

Under the Westfield Topanga Lease Agreement, Pinstripes is obligated to pay to Westfield Topanga Owner LLC an annual minimum rent of $1,399,999.98, subject to periodic increase, plus a percentage of annual gross sales over a threshold amount, and Pinstripes may also receive tenant allowances from Westfield. The initial term of the Westfield Topanga Lease Agreement is 10 years, and Pinstripes has the option to renew for two additional successive five-year periods.

Pinstripes has received tenant allowances of $0, $0 and $5,000,000 in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023, respectively, in connection with this lease. Pinstripes has paid rent of $138,033, $630,738 and $0 in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023, respectively, in connection with this lease.

The Macerich Walnut Creek Lease Agreement

In August 2021, Pinstripes entered into a lease agreement (the “Walnut Creek Lease Agreement”) with MACERICH HHF BROADWAY PLAZA LLC, a Delaware limited liability company (“Macerich HHF”), an affiliate of MP PS LLC,which as of the Record Date was a 5% or greater stockholder of Pinstripes prior to the Business Combination, for 27,268 square feet of indoor space and 700 square feet of patio space for its location at 1115 Broadway Plaza, Walnut Creek, CA 94596, the terms of which were contingent upon the purchase of a mutually acceptable equity interest in Pinstripes by Macerich or its affiliate. Such contingency was satisfied by MP PS LLC purchase of 400,000 shares of Pinstripes Series H Preferred Stock.

Under the Walnut Creek Lease Agreement, Pinstripes is obligated to pay to Macerich HHF an annual fixed minimum rent of $1,357,761 per lease year, plus a percentage of annual gross sales over a threshold amount, and Pinstripes may also receive tenant allowances from Macerich HHF. The initial term of the Walnut Creek Lease Agreement is 15 years, and Pinstripes has the option to renew for two additional successive five-year terms.

Pinstripes has received tenant allowances of $0, $4,126,870 and $403,133 in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023, respectively, in connection with this lease. Pinstripes has paid rent of $0, $0 and $0 in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023, respectively, in connection with this lease.

The Simon Fort Worth Lease Agreement

On February 21, 2017, Pinstripes entered into a lease agreement for approximately 30,000 square feet of indoor space and approximately 3,000 square feet of patio space for its location at 5001 Trailhead Bend Way, Fort Worth, TX 76109, as amended by a first lease amendment on April 16, 2018, by a second lease amendment on May 27, 2020, and by a letter agreement dated November 29, 2016 (the “Fort Worth Lease Agreement”), with Clearfork Retail Venture, LLC (“Clearfork”). An affiliate of SPG Pinstripes, Inc. (which is an affiliate of Simon Property Group), as of the Record Date was a 5% or greater stockholder of Pinstripes prior to the Business Combination, owns a minority interest in Clearfork.

Under the Fort Worth Lease Agreement, Pinstripes is obligated to pay to Clearfork an annual minimum rent, initially at $950,000 and subject to periodic increase, plus a percentage of annual gross sales over a threshold amount, and Pinstripes has also received tenant allowances from Clearfork. The initial term of the Fort Worth Lease Agreement is 10 years and Pinstripes has the option to renew for three additional successive five-year periods.

Pinstripes has paid Clearfork $212,310, $2,108,201 and $1,439,901 in the fiscal years ended April 27, 2025 (though July 21, 2024), April 28, 2024 and April 30, 2023, respectively, in connection with this lease.

RELATED PERSON TRANSACTIONS IN CONNECTION WITH THE BUSINESS COMBINATION

Director Designation Agreement

On the closing date of the Business Combination, the Company and Dale Schwartz, the President and Chief Executive Officer of the Company, entered into the Director Designation Agreement, pursuant to which, among other things, Mr. Schwartz has the right to designate: (i) four directors for election to the Board so long as Mr. Schwartz or any trusts or family partnerships he controls (collectively, the “Schwartz Group”) beneficially own a number of shares (provided that no member of the Schwartz Group will be deemed to beneficially own any unvested Class B Common Stock) equal to at least 70% of the number of shares of the Company’s Class A Common Stock the members of the Schwartz Group are issued in connection with the Business Combination, but excluding any unvested Class B Common Stock (the “Key Individual Shares”), (ii) three directors for election to the Board so long as the members of the Schwartz Group beneficially own a number of shares equal to at least 50% (but less than 70%) of the number of Key Individual Shares, (iii) two directors for election to the Board so long as the members of the Schwartz Group beneficially own a number of shares equal to at least 25% (but less than 50%) of the number of Key Individual Shares, and (iv) one director for election to the Board so long as the members of the Schwartz Group beneficially own a number of shares equal to at least 10% (but less than 25%) of the number Key Individual Shares. Mr. Schwartz also has the right to designate a majority of the members of each committee of the Board for so long as Mr. Schwartz has the ability to designate at least four individuals for nomination to the Board. At all other times that Mr. Schwartz has the ability to designate at least one individual for nomination to the Board, Mr. Schwartz will have the ability to designate at least one-third, but in no event fewer than one, of the members of each committee. Additionally, the Company will not increase or decrease the size of the Board or amend or adopt new organizational documents, corporate policies, or committee charters that might reasonably be deemed to adversely affect any of Mr. Schwartz’ rights under the Director Designation Agreement without the consent of Mr. Schwartz so long as Mr. Schwartz has the ability to designate at least one individual for nomination to the Board. Each of Mr. Schwartz’s designees (other than himself) must qualify as independent directors under the rules of the NYSE (or, if not the NYSE, the principal U.S. national securities exchange upon which the Company’s Class A Common Stock is then listed). Mr. Schwartz named Diane Aigotti as his director designee in Class I, Larry Kadis as his director designee in Class II, and Mr. Schwartz himself and Jack Greenberg as his director designees in Class III. See “Proposal 1: Election of Directors.”

Sponsor Letter Agreement

On June 22, 2023, concurrently with the initial execution of the Business Combination Agreement, Banyan, the Sponsor Holders, and Pinstripes entered into the Sponsor Letter Agreement, pursuant to which, among other things, the Sponsor Holders agreed to (i) vote in favor of all proposals at the special meeting held on December 27, 2023, (ii) waive the anti-dilution or similar protections with respect to the Banyan Class B common stock held by the Sponsor Holders, (iii) not redeem any of their respective shares in connection with the vote to approve the Business Combination, and (iv) not further amend or modify the letter agreement, dated January 19, 2022, by and among Banyan, the Sponsor, and other parties thereto (the “IPO Letter Agreement”). Additionally, each of the Sponsor Holders acknowledged that the IPO Letter Agreement would continue to be in effect and would survive the consummation of the Business Combination; provided, however, that effective from the closing of the Business Combination, the lock-up period contained in Section 7 of the IPO Letter Agreement would be shortened to six months from the closing.

In addition, the Sponsor Holders agreed that two-thirds of the Banyan Class B common stock (or Banyan Class A common stock, if converted) held by the Sponsor Holders (excluding up to approximately 1,000,000 shares of Banyan Class B common stock that will be transferred at closing of the Business Combination by the Sponsor pursuant to certain non-redemption agreements and up to 2,000,000 shares of Banyan Class B common stock that may be transferred by the Sponsor to affiliates of Middleton Partners in connection with such affiliates’ $21,266,200 investment in Pinstripes prior to the Business Combination) shall be subject to vesting conditions and forfeiture. The vesting and forfeiture conditions, as well as transfer restrictions, are implemented in the Company’s second amended and restated certificate of incorporation by the issuance of Series B-1 common stock and Series B-2 common stock representing the vesting shares (the “Vesting Shares”), which shall convert into the Company’s Class A Common Stock upon the satisfaction of the vesting conditions described herein. The Vesting Shares are subject to vesting conditions and forfeiture as follows: (i) 50% of the Vesting Shares were issued as Series B-1 common stock and shall vest and no longer be subject to forfeiture if the volume weighted average share price of the Company’s Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within any consecutive 30-trading day period commencing five months after the closing of the Business Combination; and (ii) 50% of the Vesting Shares were issued as Series B-2 common stock and shall vest and no longer be subject to forfeiture if the volume weighted average share price of the Company’s Class A Common Stock equals or exceeds $14.00 per share for any 20 trading days within any consecutive 30-trading day period commencing five months after the closing of the Business Combination. Any Vesting Shares that remain unvested upon the five-year anniversary of the closing of the Business Combination will be forfeited by the Sponsor Holders.

On November 22, 2023, concurrently with the execution of the Second Amended and Restated Business Combination Agreement, Banyan, the Sponsor Holders, and Pinstripes entered into an amendment to the Sponsor Letter Agreement (together with the Sponsor Letter Agreement, the “Amended Sponsor Letter Agreement”), pursuant to which the parties agreed that if the number of shares transferred by the Sponsor to investors in the Series I Financing (the "Released Shares") was less than 2,000,000, then the lesser of (i) fifty percent (50%) of the Sponsor's reserved shares that were not Released Shares (the "Non-Transferred Reserved Shares") and (ii) 250,000 Non-Transferred Reserved Shares would be retained by the Sponsor and all Non-Transferred Reserved Shares in excess of the Non-Transferred Reserved Shares would be forfeited by the Sponsor at the closing of the Business Combination for no consideration (the "Forfeited Reserved Shares"). Additionally, all Non-Transferred Reserved Shares, if any, were fully vested and were no longer part of the Vesting Shares.1,242,975 Forfeited Reserved Shares were issued as merger consideration to the equityholders of Pinstripes in the Business Combination.

Security Holder Support Agreement

On June 22, 2023, concurrently with the initial execution of the Business Combination Agreement, Banyan, Pinstripes, and certain security holders of Pinstripes, including Mr. Schwartz and affiliates of Brookfield, Macerich, HBC US Holdings, and Simon Property Group, entered into the Security Holder Support Agreement, pursuant to which such security holders agreed to, among other things, (i) waive any appraisal rights or dissenter rights in connection with the Business Combination, (ii) as soon as reasonably practicable following the registration statement on Form S-4 being declared effective by the SEC, consent to and vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the merger), and (iii) not transfer any Pinstripes Holdings common stock such security holders were issued in connection with the Business Combination for a period of six months following the closing of the Business Combination. The transfer restrictions pursuant to the Security Holder Support Agreement have lapsed.

A&R Registration Rights Agreement

On the date of the closing of the Business Combination, the Company, the Sponsor Holders, Mr. Schwartz, the other executive officer and directors of the Company, and certain other equityholders of the Company (collectively, the “Holders”) entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), pursuant to which, among other things, the parties were granted customary registration rights with respect to the Class A Common Stock. Pursuant to the A&R Registration Rights Agreement, the Company is obligated to, among other things, use its reasonable best efforts to file a registration statement on Form S-1 covering the resale of approximately 40,000,000 shares held by, or underlying other securities held, by the Holders by February 12, 2024, to use reasonable best efforts to cause such registration statement to become effective by April 12, 2024, and to thereafter use reasonable best efforts to maintain the effectiveness of such registration statement (subject to certain exceptions). The A&R Registration Rights Agreements also includes other customary provisions, including shelf takedown and piggyback rights and as to indemnification and contribution of the Holders. We filed the registration statement on Form S-1 with the SEC on January 23, 2024, as amended on February 12, 2024 and April 2, 2024 (the “S-1”), to register for resale shares of Class A Common Stock as required by the A&R Registration Rights Agreement. The S-1 was declared effective by the SEC on April 19, 2024.

Lockup Agreement
On June 22, 2023, concurrently with the initial execution of the Business Combination Agreement, Banyan, Pinstripes, and certain other security holders of Pinstripes not party to the Security Holder Support Agreement entered into the a lockup agreement, pursuant to which such security holders agreed that it, he, or she will not transfer any Pinstripes Holdings common stock such security holder was issued in connection with the Business Combination for a period of six months following the closing of the Business Combination (the “Lockup Agreement”). The transfer restrictions pursuant to the Lockup Agreement have lapsed.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding as to which they could be indemnified. The Company is also expected to enter into indemnification agreements with its future directors and executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be extended to directors, officers, or persons controlling the Company pursuant to the foregoing, the Company will be informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with any securities registered by the Company, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act and the Company will be governed by the final adjudication of such issue.

POLICIES AND PROCEDURES REGARDING RELATED PARTY TRANSACTIONS

We adopted a formal written policy, effective December 29, 2023, providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our voting securities, any member of the immediate family of any of the foregoing persons, and any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest are not permitted to enter into a related party transaction with the Company without the approval of the Audit Committee, subject to the exceptions described below.
A related person transaction is generally expected to comprise a transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which the Company and any related person are, were, or will be participants in which the amount involved exceeds $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years. Transactions involving compensation for services to be provided to us as an employee or director are not covered by this policy.
Under the policy, we collect information that we deem reasonably necessary from each director, executive officer, and, to the extent feasible, significant stockholders to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy.
The policy requires that, in determining whether to approve, ratify, or reject a related person transaction, the Audit Committee, or other independent body of the Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as the Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.
The Audit Committee has determined that certain transactions do not require the approval of the Audit Committee, including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee, or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock receive the same benefit on a pro rata basis, and transactions available to all employees generally.
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2024 Annual Meeting as described in this Proxy Statement.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten percent (10%) beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the fiscal year ended April 28, 2024 and written representations that no other reports were required, one Form 3 for Polar Asset Management Partners Inc. following the redemption of Banyan’s Class A common stock by Banyan stockholders, after which it became a ten percent 10% stockholder of Banyan, and one Form 4 for Polar Asset Management Partners Inc. with respect to the disposition of 559,600 shares of Banyan’s Class A common stock were inadvertently filed late during the fiscal year ended April 28, 2024.

STOCKHOLDERS’ PROPOSALS
Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered in the proxy statement and proxy relating to the 2025 annual meeting of stockholders, they must have been received by us no later than April 25, 2025 (120 days prior to August 23, 2025, the one-year anniversary of the 2024 proxy mailing). Such proposals should be directed to Pinstripes Holdings, Inc., 1150 Willow Rd., Northbrook, Illinois 60062, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC. The officer presiding at the Meeting may exclude matters that are not properly presented in accordance with these requirements.
Our bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders (other than pursuant to Rule 14a-18 under the Exchange Act), or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice of their intent in writing. To be considered timely under our bylaws, a stockholder’s notice must not be received earlier than the close of business on May 10, 2025 (150 days prior to October 7, 2025, the anniversary of the 2024 annual meeting), nor later than close of business on June 9, 2025 (120 days prior to October 7, 2025. Our bylaws specify certain requirements as to the form and content of stockholders’ notices. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders. The foregoing bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules.
In addition to satisfying the requirements of the bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act not less than 60 days prior to October 7, 2025. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under the Company's bylaws.
A copy of our bylaws is available on our website at https://investor.pinstripes.com/governance/governance-documents/default.aspx. We will also provide a copy, free of charge, to any stockholder upon written request to Pinstripes Holdings, Inc., 1150 Willow Rd., Northbrook, Illinois 60062, Attn: Secretary.

OTHER BUSINESS
The Board knows of no matter other than those described herein that will be presented for consideration at the 2024 Annual Meeting. However, should any other matters properly come before the 2024 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS
The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet, or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers householding proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Pinstripes Holdings, Inc., 1150 Willow Rd., Northbrook, Illinois 60062, Attn: Secretary, by registered, certified, or express mail or by calling the Company at (847) 480-2323.

AVAILABILITY OF ADDITIONAL INFORMATION
We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
Our 2024 Annual Report to Stockholders is being mailed with this Proxy Statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of Proxy Materials, this Proxy Statement and our 2024 Annual Report to Stockholders are available on our website at https://investor.pinstripes.com/financials/sec-filings/default.aspx. Additionally, and in accordance with SEC rules, you may access our Proxy Statement at https://www.cstproxy.com/pinstripes/2024, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC and this Proxy Statement will be provided to stockholders without charge upon written request directed to Pinstripes Holdings, Inc., 1150 Willow Rd., Northbrook, Illinois 60062, Attn: Secretary. The Company’s copying costs will be charged if exhibits to the 2024 Annual Report on Form 10-K are requested. The Company makes available on or through its website free of charge its Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

August 23, 2024	By Order of the Board of Directors

/s/ Dale Schwartz
Dale Schwartz
Chairperson of the Board of Directors and Chief Executive Officer

190253 Pinstripe Holdings Proxy Card Rev3 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2024

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PINSTRIPES HOLDINGS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 6, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/pinstripes/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

Please mark your votes like this **X**

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐ ______________________________

01) Diane Aigotti

02) Jerry Hyman

FOR ☐ AGAINST ☐ ABSTAIN ☐

—

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**__________________________________ **Date**_____________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

190253 Pinstripe Holdings Proxy Card Rev3 Back

2024

To view the Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/pinstripes/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PINSTRIPES HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS OCTOBER 7, 2024

The undersigned appoints Dale Schwartz and Anthony Querciagrossa, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Pinstripes Holdings, Inc. held of record by the undersigned at the close of business on August 21, 2024 at the Annual Meeting of Stockholders of Pinstripes Holdings, Inc. to be held virtually at: **https://www.cstproxy.com/pinstripes/2024** on October 7, 2024, at 10:00 a.m. CDT or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)